Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2004

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2004

Page

Highlights and Discussion

Shareholder Return	1
Reporting Period Highlights – Year Ended December 31, 2004	1
Reporting Period Highlights – Fourth Quarter 2004	2
Subsequent Events	3
Forward-Looking Statements	4

Financial Statements

Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Quarterly Consolidated Statements of Operations	7
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	8
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	9
Annual Selected Financial Summary Data	10
Annual Consolidated Balance Sheets	11
Annual Consolidated Statements of Operations	12
Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	13
Annual Consolidated Reconciliation of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	14

Selected Financial Analyses

Quarterly Equity Analysis	15
Quarterly Debt Analysis	16
Quarterly Operating Ratios	17
Quarterly Dividend Analysis	18
Investor Composition and Analyst Coverage	19
Debt Maturity Schedule – December 31, 2004	20

Portfolio Summary

Property Summary by Region – December 31, 2004	21
Property Occupancy Rates by Region by Quarter	25
Top Twenty Office Tenants as of December 31, 2004	26
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	27
Same Office Property Cash and GAAP Net Operating Income by Quarter	28
Average Occupancy Rates by Region for Same Office Properties	29
Office Lease Expiration Analysis by Year	30
Annual Office Renewal Analysis	31
Quarterly Office Renewal Analysis	32
Year-to-date Acquisition Summary as of December 31, 2004	34
Development Summary as of December 31, 2004	35
Development Placed Into Service for the Year Ended December 31, 2004	36
Land Inventory as of December 31, 2004	37
Joint Venture Summary as of December 31, 2004	38
Reconciliations of Non GAAP Measurements	39

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on pages 39 through 40.  Refer to our Form 8K for definitions of certain terms used herein.

Shareholder Return

•                  Our shareholders earned a total return of 45.2% for the year 2004 and 426.8% for the past five years on the basis of numbers compiled by the National Association of Real Estate Investment Trusts as of December 31, 2004.  These return computations include the re-investment of dividends on the ex-dividend date and share appreciation.

Reporting Period Highlights – Year Ended December 31, 2004

Financial Results

•                  Reported Net Income Available to Common Shareholders of $18,890,000 or $.54 per diluted share for the year ended December 31, 2004 as compared to $7,650,000 or $.27 per diluted share for the comparable 2003 period, representing an increase of 100% per share.  Included in the 2004 net income available to common shareholders is recognition of an accounting charge of $1.8 million reflecting the write-off of initial offering costs associated with the redemption of the Series B preferred shares which contributed $(.05) per diluted share.  Included in the 2003 net income available to common shareholders is recognition of an accounting charge of $11.2 million associated with our repurchase of preferred units in excess of recorded book value which contributed $(.39) per diluted share.  Excluding these accounting charges, our 2004 and 2003 net income available to common shareholders would have been $.59 and $.66 per diluted share, respectively, or a decrease of 10.6%.

•                  Reported FFO – diluted of $76,248,000 or $1.74 per share/unit for the year ended December 31, 2004 as compared to $61,268,000 or $1.56 per share/unit for the comparable 2003 period, representing an increase of 11.5% per share/unit.

•                  Reported AFFO – diluted of $51,372,000 for the year ended December 31, 2004 as compared to $43,155,000 for the comparable 2003 period, representing an increase of 19.0%.

•                  Our FFO payout ratio was 55.7% for the year ended December 31, 2004 as compared to 56.8% for the comparable 2003 period.  Our AFFO payout ratio was 82.7% for the year ended December 31, 2004 as compared to 80.6% for the comparable 2003 period.

Financing Activity and Capital Transactions

•                  During the year, we issued 5.0 million common shares and generated proceeds of $115.7 million.  We repaid a $26.0 million, 7.79% fixed rate mortgage scheduled to mature in August 2004 and redeemed, for $31.3 million, all of our 10.0% Series B Cumulative Redeemable Preferred Shares at a price of $25.00 per share.

•                  On September 14, 2004, we increased our quarterly dividend 8.5% from $.235 to $.255 per share.

•                  In March 2004, we closed on a $300.0 million unsecured revolving credit facility to replace our then existing $150.0 million secured revolving credit facility.  The new revolving credit facility matures in March 2007, unless a one-year extension option is exercised, and is priced based on a leverage grid.

•                  In August 2004, we closed a $115.0 million, 5.47% mortgage, collateralized by three Northern Virginia properties and utilized the proceeds to retire a $43.6 million mortgage secured by one of the properties.

•                  In September 2004, we closed a $63.0 million construction facility and have borrowed $23.3 million as of December 31, 2004.  This facility matures in September 2007, unless a one-year extension option is exercised.   This facility will be used to fund construction costs associated with 318 Carina Road, 2691 Technology Drive and 304 Carina Road (known as 318 NBP, 191 NBP and 304 NBP, respectively).

Acquisitions / Dispositions

•                  Acquired twenty-two office buildings totaling 1,624,658 rentable square feet as of December 31, 2004 for $264.3 million, representing an average cost of $163 per square foot.  These properties were 91.8% occupied at the acquisition dates.

•                  We expanded into a new submarket in St. Mary’s and King George Counties through several acquisitions during 2004.  We purchased eleven office/flex properties containing 560,106 rentable square feet as of December 31, 2004 in St. Mary’s County, Maryland for $65.0 million or $116 per square foot.  These buildings are located in three business parks, strategically positioned near the Patuxent River Naval Air Station.  In addition, we acquired six office properties containing 204,605 rentable square feet in King George County, Virginia for $26.3 million or $128 per square foot.  These buildings are located adjacent to the Naval Surface Warfare Center in Dahlgren, Virginia.

•                  In September 2004, we closed on two office properties containing 440,102 rentable square feet in McLean, Virginia for $112.5 million or $256 per square foot.  This purchase marks our entrance into the Tysons Corner submarket.

Joint Venture / Development

•                  Placed into service three buildings containing 300,691 rentable square feet that were 90.3% leased as of December 31, 2004.

•                  Executed three leases covering 331,324 rentable square feet including two leases for 100% of two development properties.

•                  During 2004, we expended $16.4 million on several land holdings by acquiring 38 acres of land that can support approximately 690,000 square feet of office development.

Operations

•                  During 2004, we leased 2.4 million square feet including 1.7 million square feet of renewed and retenanted space, 393,582 square feet of virgin space and 331,324 square feet of new development space.

•                  We renewed 947,545 square feet or 71.4% of our expiring office leases (based upon square footage) with an average capital cost of $5.42 per square foot during the year ended December 31, 2004.  For our renewed and retenanted space of 1,694,264 square feet, we realized increases in base rent and total rent, on a straight-line basis, of 7.2% and 5.1%, respectively, as measured from the GAAP straight-line rent, in effect preceding the renewal date.  Our average capital cost was $10.86 per square foot for the renewed and retenanted space.

•                  We recognized $10.1 million in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues) in the year ended December 31, 2004 as compared to $4.7 million in the year ended December 31, 2003.

Reporting Period Highlights – Fourth Quarter 2004

Financial Results

•                  Reported Net Income Available to Common Shareholders of $5,792,000 or $.15 per diluted share for the fourth quarter of 2004 as compared to $4,291,000 or $.14 per diluted share for the comparable 2003 period, representing an increase of 7.1% per share over the comparable 2003 period.

•                  Reported FFO – diluted of $20,879,000 or $.45 per share/unit for the fourth quarter of 2004 as compared to $16,187,000 or $.40 per share/unit for the comparable 2003 period, representing an increase of 12.5% per share/unit.

•                  Reported AFFO – diluted of $13,164,000 for the fourth quarter of 2004 as compared to $11,060,000 for the comparable 2003 period, representing an increase of 19.0%.

•                  Our FFO payout ratio was 55.4% for the fourth quarter of 2004 as compared to 55.8% for the comparable 2003 period.  Our AFFO payout ratio was 87.9% for the fourth quarter of 2004 as compared to 81.6% for the comparable 2003 period.    The AFFO payout ratio increased primarily due to a $1.4 million increase in straight-line rent for our One Dulles Tower property due to a major retenanting of space and overall higher capital costs.

Financing Activity and Capital Transactions

•                  As of December 31, 2004, our debt to market capitalization was 40.4% and our debt to undepreciated book value of real estate assets was 58.3%.  We achieved an EBITDA interest coverage ratio of 3.0x and an EBITDA fixed charge coverage ratio of 2.3x for this quarter.

Acquisitions / Dispositions

•                  On November 9, 2004, we acquired two office buildings containing 70,030 rentable square feet for $8.0 million in St. Mary’s County, Maryland.  We funded this purchase by assuming two 8.75% fixed rate mortgages totaling $4.1 million, maturing in August 2007, and with proceeds from our unsecured revolving line of credit.

•                  On December 21, 2004, we acquired five office buildings containing 133,877 rentable square feet for $16.5 million in King George County, Virginia.  We funded this purchase by assuming a $6.5 million, 6.44% fixed rate mortgage scheduled to mature in September 2013, by assuming a $2.8 million, 9.48% fixed rate mortgage scheduled to mature in June 2007 and with proceeds from our unsecured revolving line of credit.

•                  On December 28, 2004, we acquired one office building containing 70,728 rentable square feet for $9.8 million in King George County, Virginia.  We funded this purchase by assuming a $6.4 million, 8.13% fixed rate mortgage scheduled to mature in July 2007 and with proceeds from our unsecured revolving line of credit.

Joint Venture / Development

•                  During this quarter, we placed into service the entire 88,094 square feet of 4851 Stonecroft Boulevard (known as Greens III).  This property is 100% leased to Aerospace Corporation for a ten year term.

•                  We commenced construction on an 82,000 square foot development property, located at 8621 Robert Fulton Drive, held through a joint venture.  This property is 79.4% leased to Cadmus Journal Services, Inc. for a twelve year term.

Operations

•                  Overall occupancy was 94.0% and our portfolio was 95.0% leased as of December 31, 2004.  Weighted average lease term of our office portfolio is 4.9 years as of December 31, 2004.

•                  Our same property NOI increased by 1.5% or $494,000 on a GAAP basis and decreased by (1.1)% or $348,000 on a cash basis as compared to the quarter ended December 31, 2003.  Our same property portfolio consists of 116 properties and represents 80.7% of our total square feet owned as of December 31, 2004.

•                  We renewed 184,543 square feet or 55.9% of our expiring office leases (based upon square footage) with an average capital cost of $7.78 per square foot during the fourth quarter.  For our renewed and retenanted space of 339,818 square feet, we realized increases in base rent and total rent, on a straight-line basis, of 6.8% and 5.6%, respectively, as measured from the GAAP straight-line rent, in effect preceding the renewal date.  We incurred an average capital cost of $15.76 per square foot for our renewed and retenanted space in the fourth quarter.

Subsequent Events

•                  In January 2005, we commenced construction on our development property located at 322 Carina Road (known as 322 NBP).

•                  On January 27, 2005, we purchased 19 acres of land in Westfields Corporate Center for $7.1 million.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2004.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Revenues from Real Estate Operations	$58,613	$53,097	$53,892	$48,971	$46,579

Total Revenues	66,328	60,563	59,962	56,623	51,856

Combined Net Operating Income	41,444	36,899	39,245	33,932	32,710

EBITDA	38,439	34,713	37,020	32,078	30,711

Net Income	9,446	9,750	8,843	8,993	8,070
Preferred Share dividends	(3,654)	(3,784)	(4,435)	(4,456)	(3,779)
Issuance costs associated with redeemed preferred shares	—	(1,813)	—	—	—

Net Income (Loss) Available to Common Shareholders	$5,792	$4,153	$4,408	$4,537	$4,291

Earnings per diluted share	$0.15	$0.12	$0.13	$0.14	$0.14

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.15	$0.17	$0.13	$0.14	$0.14

Funds From Operations (FFO) - Diluted	$20,879	$17,368	$21,410	$16,307	$16,187
FFO per diluted share	$0.45	$0.39	$0.50	$0.40	$0.40

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.45	$0.43	$0.50	$0.40	$0.40

FFO - Diluted, excluding SFAS 141	$20,754	$17,144	$21,137	$15,998	$15,835
FFO per diluted share, excluding SFAS 141	$0.44	$0.39	$0.49	$0.39	$0.39

Adjusted FFO - Diluted	$13,164	$11,759	$13,956	$12,209	$11,060

Payout Ratios:

Earnings Payout	160.36%	222.37%	178.71%	158.21%	158.63%

FFO - Diluted	55.39%	65.85%	46.40%	56.87%	55.77%

AFFO - Diluted	87.85%	97.26%	71.19%	75.95%	81.62%

Total Dividends/Distributions	$15,286	$15,235	$14,370	$13,708	$12,670

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2004				2003
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land - operational	$268,327	$260,197	$236,026	$229,558	$216,703
Land - development	74,190	75,925	70,407	59,231	53,356
Construction in progress	61,962	49,453	51,387	35,387	13,793
Buildings and improvements	1,280,537	1,231,518	1,091,865	1,071,701	1,003,214
Investment in and advances to unconsolidated real estate joint ventures	1,201	1,094	1,055	1,059	5,262
Less: accumulated depreciation	(141,716)	(131,018)	(121,630)	(110,155)	(103,070)
Net investment in real estate	1,544,501	1,487,169	1,329,110	1,286,781	1,189,258

Cash and cash equivalents	13,821	6,812	12,202	9,536	9,481
Restricted cash	12,617	10,760	12,137	13,528	11,030
Accounts receivable, net	16,771	10,209	16,002	9,708	13,047
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	26,282	23,383	20,857	18,673	17,903
Deferred charges, net	27,642	26,407	24,006	19,551	17,723
Intangible assets on real estate acquisitions, net	67,560	67,083	53,874	55,577	55,692
Prepaid and other assets	18,646	14,703	18,380	14,719	14,311
Furniture, fixtures and equipment, net of accumulated depreciation	2,565	2,579	2,512	2,316	2,010
Total assets	$1,732,026	$1,650,726	$1,490,701	$1,432,010	$1,332,076

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,022,688	$947,332	$820,344	$829,755	$738,698
Accounts payable and accrued expenses	46,307	41,168	37,535	29,217	23,126
Rents received in advance and security deposits	12,781	11,519	11,950	11,842	10,112
Deferred revenue associated with acquired operating leases	7,247	7,670	8,335	8,734	9,630
Dividends/distributions payable	14,713	14,533	13,668	12,991	12,098
Fair value of derivatives	—	45	106	429	467
Other liabilities	7,488	7,115	7,105	3,184	7,768
Total liabilities	1,111,224	1,029,382	899,043	896,152	801,899

Minority interests:
Preferred Units in the Operating Partnership	8,800	8,800	—	—	—
Common Units in the Operating Partnership	88,355	90,029	84,844	79,245	79,796
Other consolidated real estate joint ventures	1,723	1,594	5,602	5,498	—
Total minority interests	98,878	100,423	90,446	84,743	79,796

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (no shares issued as of December 31, 2004)	—	—	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (no shares issued as of December 31, 2004)	—	—	—	—	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2004)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2004)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of December 31, 2004)	22	22	22	22	22
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of December 31, 2004)	20	20	20	20	20
Common Shares of beneficial interest ($0.01 par value;
75,000,000 authorized, 36,842,108 shares issued as of December 31, 2004)	368	367	340	311	294
Additional paid-in capital	578,228	573,766	550,927	497,718	492,886
Cumulative distributions in excess of net income	(51,358)	(47,862)	(44,593)	(41,123)	(38,483)
Value of unearned restricted common share grants	(5,381)	(5,381)	(5,459)	(5,543)	(4,107)
Accumulated other comprehensive loss	—	(36)	(83)	(328)	(294)
Total shareholders’ equity	521,924	520,921	501,212	451,115	450,381
Total shareholders’ equity and minority interests	620,802	621,344	591,658	535,858	530,177
Total liabilities and shareholders’ equity	$1,732,026	$1,650,726	$1,490,701	$1,432,010	$1,332,076

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$52,630	$47,491	$49,038	$43,194	$40,127
Tenant recoveries and other revenue	5,983	5,606	4,854	5,777	6,452
Construction contract revenues	6,882	6,766	5,233	6,137	4,643
Other service operations revenues	833	700	837	1,515	634
Total Revenues	66,328	60,563	59,962	56,623	51,856

Expenses
Property operating	17,170	16,197	14,647	15,039	13,869
Depreciation and amortization	13,859	11,802	15,884	10,359	10,387
Construction contract expenses	6,453	6,483	4,979	5,818	4,384
Other service operations expenses	823	495	853	1,092	666
General and administrative expenses	3,467	2,698	2,487	2,286	2,242
Total operating expenses	41,772	37,675	38,850	34,594	31,548

Operating Income	24,556	22,888	21,112	22,029	20,308
Interest expense	(12,648)	(10,839)	(10,514)	(10,262)	(10,471)
Amortization of deferred financing costs	(495)	(577)	(500)	(859)	(810)

Income from continuing operations before gain on sales of real estate, equity in (loss)/income of unconsolidated entities, income taxes and minority interests	11,413	11,472	10,098	10,908	9,027

Gain/(loss) on sales of real estate, excluding discontinued operations	24	24	24	(222)	24
Equity in (loss)/income of unconsolidated entities	—	—	—	(88)	(7)
Income tax (expense)/benefit, gross	(420)	(145)	(30)	(200)	406

Income from continuing operations before minority interests	11,017	11,351	10,092	10,398	9,450
Minority interest in income from continuing operations of consolidated subsidiaries
Common units in the Operating Partnership	(1,418)	(1,595)	(1,241)	(1,405)	(1,380)
Preferred units in the Operating Partnership	(165)	(14)	—	—	—
Other consolidated entities	12	8	(8)	—	—
Income from continuing operations	9,446	9,750	8,843	8,993	8,070
Income from discontinued operations, net of minority interests	—	—	—	—	—
Net Income	9,446	9,750	8,843	8,993	8,070
Preferred share dividends	(3,654)	(3,784)	(4,435)	(4,456)	(3,779)
Issuance costs associated with redeemed preferred shares	—	(1,813)	—	—	—
Net Income Available to Common Shareholders	$5,792	$4,153	$4,408	$4,537	$4,291

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$5,792	$4,153	$4,408	$4,537	$4,291
Dividends on convertible preferred shares	—	—	—	21	136
Numerator for Dilutive EPS Computation	$5,792	$4,153	$4,408	$4,558	$4,427

Denominator:
Weighted Average Common Shares - Basic	36,296	33,797	32,743	29,814	28,951
Dilutive options	1,638	1,655	1,639	1,749	1,658
Preferred shares outstanding assuming conversion	—	—	—	539	1,197
Weighted Average Common Shares - Diluted	37,934	35,452	34,382	32,102	31,806

Earnings per diluted share	$0.15	$0.12	$0.13	$0.14	$0.14

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Net Income	$9,446	$9,750	$8,843	$8,993	$8,070
Preferred share dividends	(3,654)	(3,784)	(4,435)	(4,456)	(3,779)
Issuance costs associated with redeemed preferred shares	—	(1,813)	—	—	—
Combined real estate related depreciation and other amortization	13,625	11,700	15,785	10,261	10,292
Depreciation and amortization of unconsolidated real estate entities	—	—	—	106	112
Depreciation and amortization allocable to minority interests in other consol. entities	(30)	(56)	—	—	—
Minority interest - common units, gross	1,418	1,595	1,241	1,405	1,378
Gain on sale of real estate properties, excluding redevelopment	(24)	(24)	(24)	(23)	(23)
Funds From Operations (FFO) - Basic	20,781	17,368	21,410	16,286	16,050

Convertible preferred share dividends	—	—	—	21	136
Restricted share dividends	98	—	—	—	—
Expense on dilutive options	—	—	—	—	1
Funds From Operations (FFO) - Diluted	$20,879	$17,368	$21,410	$16,307	$16,187

Straight line rents	(2,895)	(2,519)	(2,184)	(766)	(1,061)
Accretion of intangible assets and liabilities classified as revenues	(125)	(224)	(273)	(309)	(352)
Issuance costs associated with redeemed preferred shares	—	1,813	—	—	—
Recurring capital improvements	(4,695)	(4,679)	(4,997)	(3,023)	(3,714)
Adjusted Funds from Operations - Diluted	$13,164	$11,759	$13,956	$12,209	$11,060

Preferred dividends - redeemable non-convertible	3,654	3,784	4,435	4,435	3,643
Preferred dividends - redeemable convertible	—	—	—	21	136
Preferred distributions	165	14	—	—	—
Common distributions	2,179	2,202	2,057	2,074	2,084
Common dividends	9,288	9,235	7,878	7,178	6,807
Total Dividends/Distributions	$15,286	$15,235	$14,370	$13,708	$12,670

Denominator for earnings per share - Diluted	37,934	35,452	34,382	32,102	31,806
Common units	8,588	8,690	8,765	8,863	8,870
Restricted shares	238	—	—	—	—
Dilutive options	—	—	—	—	5
Denominator for funds from operations per share - Diluted	46,760	44,142	43,147	40,965	40,681

Funds From Operations (FFO) - Diluted	$20,879	$17,368	$21,410	$16,307	$16,187
Reclassification of accretion of intangible assets and liabilities classified as revenues	(125)	(224)	(273)	(309)	(352)
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$20,754	$17,144	$21,137	$15,998	$15,835

Funds From Operations (FFO) - Diluted	$20,879	$17,368	$21,410	$16,307	$16,187
Issuance costs associated with redeemed preferred shares (1)	n/a	1,813	n/a	n/a	n/a
FFO diluted, as adjusted for issuance costs associated with redeemed preferred shares	$20,879	$19,181	$21,410	$16,307	$16,187

Numerator for Dilutive EPS Computation	$5,792	$4,153	$4,408	$4,558	$4,427
Issuance costs associated with redeemed preferred shares (1)	n/a	1,813	n/a	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$5,792	$5,966	$4,408	$4,558	$4,427

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.15	$0.17	$0.13	$0.14	$0.14

(1)          Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization
(EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Net Income	$9,446	$9,750	$8,843	$8,993	$8,070
Combined interest expense	12,648	10,839	10,514	10,262	10,471
Amortization of deferred financing costs	495	577	500	859	810
Income tax expense/(benefit), gross	420	145	30	200	(406)
Depreciation of furniture, fixtures and equipment	234	101	99	98	96
Combined real estate related depreciation and other amortization	13,625	11,700	15,785	10,261	10,292
Minority interest - preferred units	165	14	—	—	—
Minority interest - consolidated partnerships	(12)	(8)	8	—	—
Minority interest - common units, gross	1,418	1,595	1,241	1,405	1,378
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$38,439	$34,713	$37,020	$32,078	$30,711
Addback:
General and administrative	3,467	2,698	2,487	2,286	2,242
(Income) from service operations	(439)	(488)	(238)	(742)	(227)
Equity in loss/(income) of unconsol. real estate joint ventures	—	—	—	88	7
Gain on sale of depreciated real estate properties	(24)	(24)	(24)	(23)	(23)
Merchant sales and real estate services	1	—	—	245	—
Combined Net Operating Income (NOI)	$41,444	$36,899	$39,245	$33,932	$32,710

Discontinued Operations:
Revenues from real estate operations	$—	$—	$—	$—	$—
Property operating expenses	—	—	—	—	—
Depreciation and amortization	—	1	—	—	—
Interest	—	—	—	—	—
Gain on sale of real estate	—	—	—	—	—
Income from discontinued operations	—	1	—	—	—
Minority interests in discontinued operations	—	(1)	—	—	—
Income from discontinued operations, net of minority interests	$—	$—	$—	$—	$—

Gain/(loss) on sales of real estate per statement of operations	$24	$24	$24	$(222)	$24
(Loss)/gain on sales of real estate from discontinued operations	—	—	—	—	—
Combined gain/(loss) on sales of real estate	24	24	24	(222)	24
Merchant sales and real estate services	—	—	—	245	—
Gain on sales of depreciated real estate properties	$24	$24	$24	$23	$24

Annual Selected Financial Summary Data

(Dollars in thousands)

	December 31
	2004	2003	2002

Revenues from Real Estate Operations	$214,573	$174,423	$150,335

EBITDA	140,577	116,659	103,913

Net Income	37,032	30,877	23,301
Preferred Share dividends	(16,329)	(12,003)	(10,134)
Issuance costs associated with redeemed preferred shares	(1,813)	—	—
Repurchase of preferred units in excess of recorded book value	—	(11,224)	—

Net Income Available to Common Shareholders	$18,890	$7,650	$13,167

Earnings per diluted share	$0.54	$0.27	$0.56

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares and the repurchase of preferred units in excess of recorded book value	$0.59	$0.66	$0.56

Funds From Operations (FFO) - Diluted	$76,248	$61,268	$52,854
FFO per diluted share	$1.74	$1.56	$1.44

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$1.78	$1.56	$1.44

FFO - Diluted, excluding SFAS 141	$74,935	$59,451	$50,512
FFO per diluted share, excluding SFAS 141	$1.71	$1.51	$1.38

Adjusted FFO - Diluted	$51,372	$43,155	$41,483

Payout Ratios:

Earnings Payout	177.76%	327.66%	149.86%

FFO - Diluted	55.73%	56.76%	58.21%

AFFO - Diluted	82.72%	80.58%	74.17%

Total Dividends/Distributions	$58,599	$46,233	$40,357

Note: The above presentation does not separately report discontinued operations.

Annual Consolidated Balance Sheets

(Dollars in thousands except per share data)

	December 31
	2004	2003	2002
Assets
Investment in real estate:
Land - operational	$268,327	$216,703	$190,247
Land - development	74,190	53,356	24,998
Construction in progress	61,962	13,793	9,926
Buildings and improvements	1,280,537	1,003,214	887,854
Investment in and advances to unconsolidated real estate joint ventures	1,201	5,262	7,999
Less: accumulated depreciation	(141,716)	(103,070)	(78,069)
Net investment in real estate	1,544,501	1,189,258	1,042,955

Cash and cash equivalents	13,821	9,481	5,991
Restricted cash	12,617	11,030	9,739
Accounts receivable, net	16,771	13,047	3,509
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621
Deferred rent receivable	26,282	17,903	13,698
Deferred charges, net	27,642	17,723	19,848
Intangible assets on real estate acquisitions, net	67,560	55,692	28,424
Prepaid and other assets	18,646	14,311	11,260
Furniture, fixtures and equipment, net of accumulated depreciation	2,565	2,010	1,676
Total assets	$1,732,026	$1,332,076	$1,138,721

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,022,688	$738,698	$705,056
Accounts payable and accrued expenses	46,307	23,126	11,670
Rents received in advance and security deposits	12,781	10,112	8,253
Deferred revenue associated with acquired operating leases	7,247	9,630	12,250
Dividends/distributions payable	14,713	12,098	9,794
Fair value of derivatives	—	467	494
Other liabilities	7,488	7,768	1,821
Total liabilities	1,111,224	801,899	749,338

Minority interests:
Preferred Units in the Operating Partnership	8,800	—	24,367
Common Units in the Operating Partnership	88,355	79,796	76,519
Other consolidated real estate joint ventures	1,723	—	—
Total minority interests	98,878	79,796	100,886

Commitments and contingencies	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (no shares issued as of December 31, 2004)	—	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (no shares issued as of December 31, 2004)	—	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2004)	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2004)	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of December 31, 2004)	22	22	—
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of December 31, 2004)	20	20	—
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 36,842,108 shares issued as of December 31, 2004)	368	294	237
Additional paid-in capital	578,228	492,886	312,372
Cumulative distributions in excess of net income	(51,358)	(38,483)	(21,067)
Value of unearned restricted common share grants	(5,381)	(4,107)	(2,739)
Accumulated other comprehensive loss	—	(294)	(349)
Total shareholders’ equity	521,924	450,381	288,497
Total shareholders’ equity and minority interests	$620,802	$530,177	$389,383
Total liabilities and shareholders’ equity	$1,732,026	$1,332,076	$1,138,721

Annual Consolidated Statements of Operations

(Dollars and units in thousands)

	December 31
	2004	2003	2002
Revenues
Rental revenue	$192,353	$153,048	$134,421
Tenant recoveries and other revenue	22,220	21,375	15,914
Construction contract revenues	25,018	28,865	826
Other service operations revenues	3,885	2,875	3,877
Total Revenues	243,476	206,163	155,038

Expenses
Property operating	63,053	51,699	43,929
Depreciation and amortization	51,904	37,122	30,859
Construction contract expenses	23,733	27,483	789
Other service operations expenses	3,263	3,450	4,218
General and administrative expenses	10,938	7,893	6,697
Total Operating Expenses	152,891	127,647	86,492

Operating Income	90,585	78,516	68,546
Interest	(44,263)	(41,079)	(39,065)
Amortization of deferred financing costs	(2,431)	(2,767)	(2,501)

Income from continuing operations before gain on sales of real estate, equity in (loss)/income of unconsolidated entities, income taxes and minority interests	43,891	34,670	26,980
Gain/(loss) on sales of real estate, excluding discontinued operations	(150)	472	2,564
Equity in (loss)/income of unconsolidated entities	(88)	(98)	(402)
Income tax (expense)/benefit, gross	(795)	169	347
Income from continuing operations before minority interests	42,858	35,213	29,489

Minority interest in income from continuing operations of consolidated subsidiaries
Common units in the Operating Partnership	(5,659)	(5,710)	(5,233)
Preferred units in the Operating Partnership	(179)	(1,049)	(2,287)
Other consolidated entities	12	—	59
Income from continuing operations	37,032	28,454	22,028
Income from discontinued operations, net of minority interests	—	2,423	1,273
Net Income	37,032	30,877	23,301
Preferred share dividends	(16,329)	(12,003)	(10,134)
Repurchase of preferred units in excess of recorded book value	—	(11,224)	—
Issuance costs associated with redeemed preferred shares	(1,813)	—	—
Net Income Available to Common Shareholders	$18,890	$7,650	$13,167

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$18,890	$7,650	$13,167
Dividends on convertible preferred shares	21	—	544
Numerator for Diluted EPS Computation	$18,911	$7,650	$13,711

Denominator:
Weighted Average Common Shares - Basic	33,173	26,659	22,472
Dilutive options	1,675	1,362	878
Preferred shares outstanding assuming conversion	134	—	1,197
Weighted Average Common Shares - Diluted	34,982	28,021	24,547

Earnings per diluted share	$0.54	$0.27	$0.56

Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	December 31
	2004	2003	2002

Net Income	$37,032	$30,877	$23,301
Preferred share dividends	(16,329)	(12,003)	(10,134)
Issuance costs associated with redeemed preferred shares	(1,813)	—	—
Combined real estate related depreciation and other amortization	51,371	36,681	30,832
Depreciation and amortization of unconsolidated real estate entities	106	295	165
Depreciation and amortization allocable to minority interests in other consol. entities	(86)	—	—
Minority interest - common units, gross	5,659	6,712	5,800
Gain on sale of real estate properties, excluding redevelopment	(95)	(2,897)	(268)
Funds From Operations (FFO) - Basic	75,845	59,665	49,696

Minority interest - preferred units	—	1,049	2,287
Convertible preferred share dividends	21	544	544
Restricted common share dividends	382	—	283
Expense on dilutive options	—	10	44
Funds From Operations (FFO) - Diluted	$76,248	$61,268	$52,854

Straight line rents	(8,364)	(4,840)	(2,389)
Accretion of intangible assets and liabilities classified as revenues	(931)	(1,817)	(2,342)
Issuance costs associated with redeemed preferred shares	1,813	—	—
Recurring capital improvements	(17,394)	(11,456)	(6,640)
Adjusted Funds from Operations - Diluted	$51,372	$43,155	$41,483

Preferred dividends - redeemable non-convertible	16,308	11,459	9,590
Preferred dividends - redeemable convertible	21	544	544
Preferred distributions	179	1,049	2,287
Common distributions	8,512	8,115	7,921
Common dividends	33,579	25,066	20,015
Total Dividends/Distributions	$58,599	$46,233	$40,357

Denominator for earnings per share - Diluted	34,982	28,021	24,547
Preferred shares outstanding assuming conversion	—	1,197	—
Common units	8,726	8,932	9,282
Restricted shares	221	—	326
Dilutive options	—	43	58
Convertible preferred units	—	1,101	2,421
Denominator for funds from operations per share - Diluted	43,929	39,294	36,634
Restricted shares	(221)	—	—
Denominator for FFO per share - Diluted, excluding SFAS 141	43,708	39,294	36,634

Funds From Operations (FFO) - Diluted	$76,248	$61,268	$52,854
Accretion of intangible assets and liabilities classified as revenues	(931)	(1,817)	(2,342)
Restricted share dividends	(382)	—	—
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$74,935	$59,451	$50,512

Funds From Operations (FFO) - Diluted	$76,248	$61,268	$52,854
Issuance costs associated with redeemed preferred shares (1)	1,813	—	—
FFO diluted, as adjusted for issuance costs associated with redeemed preferred shares	$78,061	$61,268	$52,854

Numerator for Diluted EPS Computation	$18,911	$7,650	$13,711
Issuance costs associated with redeemed preferred shares (1)	1,813	—	—
Dividends on convertible preferred shares	—	544	—
Expense on dilutive options	—	10	—
Repurchase of preferred units in excess of recorded book value (2)	—	11,224	—
Numerator for Diluted EPS Computation, as adjusted	$20,724	$19,428	$13,711

Weighted Average Common Shares - Diluted	34,982	28,021	24,547
Dilutive options	n/a	43	n/a
Preferred shares assuming conversion	n/a	1,197	n/a
Weighted Average Common Shares - Diluted, as adjusted	34,982	29,261	24,547

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares and the repurchase of preferred units in excess of recorded book value	$0.59	$0.66	$0.56

(1)          Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

(2)          Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Annual Consolidated Reconciliation of Earnings Before Interest,

Income Taxes, Depreciation and Amortization (EBITDA)

(Dollars and shares in thousands)

	December 31
	2004	2003	2002

Net Income	$37,032	$30,877	$23,301
Combined interest expense	44,263	41,179	39,358
Amortization of deferred financing costs	2,431	2,767	2,501
Income tax (expense)/benefit, gross	(795)	(169)	(347)
Depreciation of furniture, fixtures and equipment	532	460	508
Combined real estate related depreciation and other amortization	51,371	36,681	30,832
Gain on sale of depreciated real estate properties	(95)	(2,897)	(268)
Minority interest - preferred units	179	1,049	2,287
Minority interest - common units, gross	5,659	6,712	5,800
Minority interestholders’ share of operations	—	—	(59)
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$140,577	$116,659	$103,913

Common dividends for Earnings Payout Ratio	$33,579	$25,066	$19,732
Common distributions	8,512	8,115	7,921
Common dividends on restricted shares	—	—	283
Convertible preferred dividends	21	544	544
Convertible preferred unit distributions	—	1,049	2,287
Dividends and distributions for FFO and AFFO Payout Ratio	$42,112	$34,774	$30,767

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2004				2003
	December 31	September 30	June 30	March 31	December 31
Common Equity - End of Quarter
Common Shares	36,842	36,635	33,952	30,976	29,397
Common Units	8,544	8,634	8,754	8,826	8,870
Total	45,386	45,269	42,706	39,803	38,267
End of Quarter Common Share Price	$29.35	$25.62	$24.85	$25.00	$21.00
Market Value of Common Shares/Units	$1,332,079	$1,159,792	$1,061,244	$995,064	$803,607

Common Shares Trading Volume
Average Daily Volume (Shares)	140	135	187	126	89
Average Daily Volume (Dollars in thousands)	$3,829.59	$3,432.70	$4,226.56	$2,853.28	$1,828.61
As a Percentage of Common Shares	0.4%	0.4%	0.6%	0.4%	0.3%

Common Share Price Range
Quarterly High	$29.37	$26.91	$25.10	$25.05	$22.40
Quarterly Low	$25.70	$24.09	$19.00	$20.28	$18.51
Quarterly Average	$27.39	$25.38	$22.55	$22.62	$20.45

Convertible Preferred Equity - End of Quarter
Convertible Series D Preferred Shares Outstanding (1)	n/a	n/a	n/a	n/a	544
Conversion Ratio	n/a	n/a	n/a	n/a	2.200
Common Shares Issued Assuming Conversion	n/a	n/a	n/a	n/a	1,197

Convertible Series I Preferred Units Outstanding (2)	352	352	n/a	n/a	n/a
Conversion Ratio	0.5000	0.5000	n/a	n/a	n/a
Common Shares Issued Assuming Conversion	176	176	n/a	n/a	n/a

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding (3)	—	—	1,250	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding (4)	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	8,025	8,025	8,025
Total Convertible Preferred Equity	352	352	n/a	n/a	544
Total Preferred Equity	7,127	7,127	8,025	8,025	8,569
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$200,625	$200,625	$214,225

Weighted Average Shares:
Common Shares Outstanding	36,296	33,797	32,743	29,814	28,951
Preferred Shares Outstanding Assuming Conversion	—	—	—	539	1,197
Restricted shares	238	—	—	—	—
Dilutive options	1,638	1,655	1,639	1,749	1,663
Common Units	8,588	8,690	8,765	8,863	8,870
Denominator for funds from operations per share - diluted	46,760	44,142	43,147	40,965	40,681

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$200,625	$200,625	$214,225
Market Value of Common Shares/Units	1,332,079	1,159,792	1,061,244	995,064	803,607
Total Equity Market Capitalization	$1,510,254	$1,337,967	$1,261,869	$1,195,689	$1,017,832

Total Debt	$1,022,688	$947,332	$820,344	$829,755	$738,698

Total Market Capitalization	$2,532,942	$2,285,299	$2,082,213	$2,025,444	$1,756,530

Debt to Total Market Capitalization	40.4%	41.5%	39.4%	41.0%	42.1%
Debt to Total Assets	59.0%	57.4%	55.0%	57.9%	55.5%
Debt to Undepreciated Book Value of Real Estate Assets	58.3%	56.2%	54.5%	57.1%	54.8%

(1)          On February 11, 2004, all of the Series D preferred shares were converted into 1,196,800 common shares.

(2)          On September 23, 2004, we issued 352,000 Series I convertible preferred units at a value of $25.00 per unit.

(3)          On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042 per share for the third quarter 2004.

(4)          On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Quarterly Debt Analysis

(Dollars in thousands)

	2004								2003
	December 31		September 30		June 30		March 31		December 31
Debt Outstanding
Mortgage Loans	$792,125		$793,755		$612,936		$637,387		$686,129
Construction Loans	26,963		31,977		23,408		18,368		20,894
Revolving Credit Facility	—		—		—		—		18,900
Secured Revolving Credit Facility	—		—		—		—		12,775
Unsecured Revolving Credit Facility	203,600		121,600		184,000		174,000		—
	$1,022,688		$947,332		$820,344		$829,755		$738,698

Average Outstanding Balance
Mortgage Loans	$792,876		$644,324		$635,134		$687,012		$672,422
Construction Loans	31,147		23,843		20,873		8,271		12,865
Revolving Credit Facility	—		—		—		14,429		18,900
Secured Revolving Credit Facility	—		—		—		22,609		51,910
Unsecured Revolving Credit Facility	155,422		202,573		175,494		34,681		—
	$979,445		$870,740		$831,501		$767,002		$756,097

Interest Rate Structure
Fixed	$738,648		$725,696		$537,088		$563,624		$548,540
Variable	234,040		171,636		233,256		216,131		90,158
Variable Subject to Interest Rate Protection (1 - 2)	50,000		50,000		50,000		50,000		100,000
	$1,022,688		$947,332		$820,344		$829,755		$738,698

% of Fixed Rate Loans (3)	77.12%		81.88%		71.57%		73.95%		87.80%
% of Variable Rate Loans	22.88%		18.12%		28.43%		26.05%		12.20%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.10%		6.24%		6.23%		5.97%		5.92%
Revolving Credit Facility	n/a		n/a		n/a		3.01%		3.02%
Secured Revolving Credit Facility	n/a		n/a		n/a		5.54%		4.48%
Unsecured Revolving Credit Facility	3.48%		3.04%		2.92%		3.19%		n/a
Total Weighted Average	5.85%		5.63%		5.53%		5.78%		5.75%

Debt Ratios
Debt to Total Market Capitalization	40.4%		41.5%		39.4%		41.0%		42.1%
Debt to Undepreciated Book Value of Real Estate Assets	58.3%		56.2%		54.5%		57.1%		54.8%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.28	x	3.40	x	3.73	x	3.31	x	3.12	x
(Combined NOI / Combined Interest)
Interest Coverage - EBITDA	3.04	x	3.20	x	3.52	x	3.13	x	2.93	x
(EBITDA / Combined Interest)
Debt Service Coverage - Combined NOI	2.21	x	2.22	x	2.49	x	2.01	x	2.49	x
(Combined NOI / (Combined Interest + Principal Amortization))
Debt Service Coverage - EBITDA	2.05	x	2.09	x	2.35	x	1.90	x	2.34	x
(EBITDA / (Combined Interest + Principal Amortization))
Fixed Charge Coverage - Combined NOI	2.52	x	2.52	x	2.63	x	2.31	x	2.30	x
(Combined NOI / (Combined Interest + Preferred Distribution))
Fixed Charge Coverage - EBITDA	2.33	x	2.37	x	2.48	x	2.18	x	2.16	x
(EBITDA / (Combined Interest + Preferred Distribution))

(1)          We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expired January 3, 2005.

(2)          We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expired January 7, 2004.

(3)          Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2004				2003
	December 31	September 30	June 30	March 31	December 31
OPERATING RATIOS — All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	16.12%	18.36%	16.41%	18.36%	17.33%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	70.71%	69.49%	72.82%	69.29%	70.22%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	65.58%	65.38%	68.69%	65.50%	65.93%

G&A as a % of Net Income
(G&A / Net Income)	36.70%	27.67%	28.12%	25.42%	27.78%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.91%	5.08%	4.61%	4.67%	4.81%

G&A as a % of EBITDA
(G&A / EBITDA)	9.02%	7.77%	6.72%	7.13%	7.30%

Quarter end occupancy for operating portfolio	93.98%	93.04%	92.92%	91.85%	91.24%
Quarter end % leased for operating portfolio	94.96%	94.87%	94.38%	93.76%	92.78%

Recurring Capital Improvements	$4,695	$4,679	$4,997	$3,023	$3,714
Recurring Capital Improvements per average square foot	$0.40	$0.42	$0.47	$0.29	$0.37
Recurring Capital Improvements as a % of NOI (Combined NOI)	11.33%	12.68%	12.73%	8.91%	11.35%

Quarterly Dividend Analysis

2004	2003
December 31	September 30	June 30	March 31	December 31
Common Share Dividends
Dividends per share/unit	$0.255	$0.255	$0.235	$0.235	$0.235
Increase over prior quarter	0.0%	8.5%	0.0%	0.0%	6.8%
Increase over prior year	8.5%	8.5%	6.8%	6.8%	6.8%

Common Dividend Payout Ratios
Payout - Earnings	160.4%	222.4%	178.7%	158.2%	158.6%
(Common Dividends/ Net Income (Loss) Available to Common Shareholders)

Payout - FFO - Diluted	55.4%	65.9%	46.4%	56.9%	55.8%
((Common Dividend + Total Distributions + Convertible Preferred Share Dividends)/FFO)

Payout - AFFO - Diluted	87.9%	97.3%	71.2%	76.0%	81.6%
((Common Dividend + Total Distributions + Convertible Preferred Share Dividends) /AFFO)

Dividend Coverage - FFO - Diluted	1.81	x	1.52	x	2.16	x	1.76	x	1.79	x
(FFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))

Dividend Coverage - AFFO - Diluted	1.14	x	1.03	x	1.40	x	1.32	x	1.23	x
(AFFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))

Common Dividend Yields
Dividend Yield	3.48%	3.98%	3.78%	3.76%	4.48%

Series I Preferred Unit Distributions (1)
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	n/a	n/a	n/a
Preferred Unit Distributions Yield	7.50%	7.50%	n/a	n/a	n/a
Quarter End Recorded Book Value	$25.00	$25.00	n/a	n/a	n/a

Series B Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a	n/a	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	n/a	n/a	10.00%	10.00%	10.00%
Quarter End Recorded Book Value	n/a	n/a	$25.00	$25.00	$25.00

Series D Preferred Share Dividends (3)
Preferred Share Dividends Per Share	n/a	n/a	n/a	n/a	$0.25000
Preferred Share Dividend Yield	n/a	n/a	n/a	n/a	4.00%
Quarter End Recorded Book Value	n/a	n/a	n/a	n/a	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends (4)
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

(1)          On September 23, 2004, we issued 352,000 Series I convertible preferred units for $8.8 million or $50.00 per common share, on an as-if converted basis.

(2)          On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042 per share for the third quarter 2004.

(3)          On February 11, 2004, all of the Series D preferred shares were converted into 1,196,800 common shares.

(4)          On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Investor Composition and Analyst Coverage

(as of December 31, 2004)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Insiders	957,046	7,582,238	—	8,539,284	18.74%
Institutional Ownership	30,814,842	—	—	30,814,842	67.63%
Other / Retail	5,070,220	961,970	176,000	6,208,190	13.63%
	36,842,108	8,544,208	176,000	45,562,316	100.00%

RESEARCH COVERAGE	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	n/a	n/a	x
Ferris, Baker Watts, Incorporated	n/a	n/a	n/a	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	n/a	n/a	n/a	n/a
Stifel, Nicolaus & Company, Incorporated	x	x	n/a	n/a	n/a
Wachovia Securities	x	x	x	x	x

Source: Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2004 per Vickers Stock Research Corporation.

Debt Maturity Schedule - December 31, 2004

(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2005	$14,410	$18,896	$4,258	$22,482	$—	$60,046
2006	14,780	59,975	4,164	—	—	78,919
2007	13,515	65,698	4,199	4,407	—	87,819
2008	11,571	142,903	549	57,832	203,600	416,455
2009	7,971	52,228	589	—	—	60,788
2010 (3)	7,351	52,177	50	12,481	—	72,059
2011	5,449	102,264	—	—	—	107,713
2012	3,851	35,972	—	—	—	39,823
2013	1,178	96,310	—	—	—	97,488
	$80,076	$626,423	$13,809	$97,202	$203,600	$1,021,110

		Net premium / (discount) to adjust to fair value of debt				1,578
		Debt per the Balance Sheet				$1,022,688

Notes:

(1)   Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)   We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2007.  The maturity date presented in the above table assumes that the extension option has already been exercised.

(3)   We assumed that our $9.8 million non-recourse loan that matures in September 2025 will be called in October 2010.  The above table includes the $8.5 million amount due on maturity in 2010.

Property Summary by Region - December 31, 2004

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	304 Carina Road (304 NBP)	BWI Airport	NBP		M		162,498
	306 Carina Road (306 NBP)	BWI Airport	NBP		M		160,000
2	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
3	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	318 Carina Road (318 NBP)	BWI Airport	NBP		M		125,847
4	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
5	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
6	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
7	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
	2691 Technology Drive (191 NBP)	BWI Airport	NBP		M		103,683
8	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
9	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
10	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
11	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
12	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
13	114 National Business Parkway	BWI Airport	NBP	2002	M	9,717
						1,458,054	552,028

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,865
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,857
16	930 International Drive	BWI Airport	APS	1986	S	57,409
17	800 International Drive	BWI Airport	APS	1988	S	57,379
18	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,294
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,682,298	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,960
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,630	—

49	Subtotal (continued on next page)					3,625,982	552,028

Property Summary by Region - December 31, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

49	Subtotal (continued from prior page)					3,625,982	552,028

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,885
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,847
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
	8621 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway		M		82,000
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,309
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,259	82,000

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

73	Total Baltimore / Washington Corridor					5,347,828	634,028

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	14502 Greenview Drive	Laurel		1988	M	72,392
4	14504 Greenview Drive	Laurel		1985	M	69,334
5	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,867
	Total Suburban Maryland					562,577	—

	Other

1	10150 York Road	North Baltimore Co.		1985	M	176,689
2	9690 Deereco Road	North Baltimore Co.		1988	M	134,096
3	375 West Padonia Road	North Baltimore Co.		1986	M	110,328
4	1615 and 1629 Thames Street	Baltimore City		1989	M	104,214
	Total Other					525,327	—

Property Summary by Region - December 31, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	60,811
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	S	44,830
						263,010	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
	46591 Expedition Drive	St. Mary’s County	Expedition Park		M		60,000
						61,156	60,000

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	S	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

17	Total St. Mary’s & King George Counties					764,711	60,000

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		213,091
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,572
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,864	213,091

1	13200 Woodland Park Drive	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,821	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	258,465
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						440,102

13	Total Northern Virginia					2,241,452	213,091

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

2	Subtotal (continued on next page)					144,867	—

Property Summary by Region - December 31, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

2	Subtotal (continued from prior page)					144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,433
						61,433	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,657	—

13	Total Northern / Central New Jersey					904,250	—

145	TOTAL PORTFOLIO					11,978,253	907,119

Property Occupancy Rates by Region by Quarter

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	St. Mary’s & King George Counties	Total Portfolio

December 31, 2004

Number of Buildings	73	13	13	4	16	5	4	17	145
Rentable Square Feet	5,347,828	2,241,452	904,250	960,349	671,759	562,577	525,327	764,711	11,978,253
Percent Occupied	95.64%	94.49%	91.25%	100.00%	85.37%	79.38%	90.98%	96.87%	93.98%

September 30, 2004

Number of Buildings	73	12	13	4	16	5	4	9	136
Rentable Square Feet	5,347,301	2,153,358	904,250	960,349	672,572	561,979	527,168	489,924	11,616,901
Percent Occupied	94.93%	94.21%	91.09%	100.00%	83.69%	81.03%	82.86%	94.76%	93.04%

June 30, 2004

Number of Buildings	72	9	13	4	16	5	4	9	132
Rentable Square Feet	5,190,429	1,599,130	904,174	960,349	672,264	532,915	523,944	489,924	10,873,129
Percent Occupied	93.96%	94.93%	89.48%	100.00%	85.08%	83.77%	87.31%	94.50%	92.92%

March 31, 2004

Number of Buildings	72	9	13	4	16	4	3	8	129
Rentable Square Feet	5,190,826	1,599,137	904,174	960,349	672,264	506,104	335,985	430,869	10,599,708
Percent Occupied	91.68%	94.25%	88.50%	100.00%	86.10%	81.38%	91.91%	95.13%	91.85%

December 31, 2003

Number of Buildings	71	9	13	4	16	3	3	n/a	119
Rentable Square Feet	5,183,960	1,599,137	904,159	960,349	672,264	377,074	335,985	n/a	10,032,928
Percent Occupied	90.42%	94.78%	88.52%	100.00%	87.20%	79.23%	90.98%	n/a	91.24%

Top Twenty Office Tenants as of December 31, 2004

(Dollars and square feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America (3)	30	1,330,187	11.8%	$30,008	13.1%	5.1
Booz Allen Hamilton, Inc.	11	502,927	4.5%	12,317	5.4%	7.9
Computer Sciences Corporation (4)	6	513,866	4.6%	11,794	5.2%	5.7
AT&T Corporation (4)	8	459,220	4.1%	9,558	4.2%	2.5
The Titan Corporation (4)	7	245,345	2.2%	8,876	3.9%	8.3
General Dynamics Corporation	11	440,913	3.9%	8,571	3.7%	4.8
Northrop Grumman Corporation	9	396,624	3.5%	8,267	3.6%	3.3
Unisys (5)	3	741,284	6.6%	7,901	3.5%	4.5
Wachovia Bank	2	173,944	1.5%	5,269	2.3%	14.0
The Aerospace Corporation	3	222,366	2.0%	5,087	2.2%	9.9
The Boeing Company (4)	8	162,699	1.4%	4,092	1.8%	4.1
Ciena Corporation	3	221,609	2.0%	3,250	1.4%	1.7
VeriSign, Inc.	1	130,981	1.2%	3,157	1.4%	9.6
Commonwealth of Pennsylvania (4)	6	205,386	1.8%	2,984	1.3%	4.6
PricewaterhouseCoopers	1	97,638	0.9%	2,873	1.3%	1.2
Magellan Health Services, Inc.	2	136,250	1.2%	2,623	1.1%	6.6
Johns Hopkins University (4)	7	106,473	0.9%	2,464	1.1%	2.7
Merck & Co., Inc. (Unisys) (5)	1	219,065	1.9%	2,372	1.0%	4.5
Carefirst, Inc. and Subsidiaries (4)	3	94,223	0.8%	2,240	1.0%	3.0
BAE Systems	8	202,198	1.8%	2,228	1.0%	1.9

Subtotal Top 20 Office Tenants	130	6,603,198	58.7%	135,930	59.4%	5.6
All remaining tenants	497	4,653,985	41.3%	92,872	40.6%	3.9
Total/Weighted Average	627	11,257,183	100.0%	$228,802	100.0%	4.9

(1)   Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(2)   The weighting of the lease term was computed using Total Rental Revenue.

(3)   Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)   Includes affiliated organizations or agencies.

(5)   Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$28,725	$26,924	$25,018	$25,278	$24,535
Northern Virginia	14,405	10,120	13,290	10,886	10,282
Northern/Central New Jersey	4,757	4,696	4,661	4,679	3,780
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,172	2,272	2,168	2,243	2,374
St. Mary’s and King George Counties	1,948	1,750	1,662	124	—
Suburban Maryland	2,389	2,622	2,358	1,555	1,463
Other	2,403	2,173	2,181	1,649	1,593
Subtotal	59,305	53,063	53,844	48,920	46,533
Eliminations / other	(691)	33	48	51	46

Combined Real Estate Revenues	$58,614	$53,096	$53,892	$48,971	$46,579

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$19,873	$18,266	$17,406	$17,153	$16,845
Northern Virginia	9,634	6,955	10,216	7,574	7,288
Northern/Central New Jersey	3,508	3,309	3,420	3,193	2,394
Greater Philadelphia	2,459	2,467	2,467	2,467	2,479
Greater Harrisburg	1,489	1,582	1,409	1,500	1,760
St. Mary’s and King George Counties	1,388	1,374	1,304	91	—
Suburban Maryland	1,321	1,695	1,573	957	940
Other	1,377	1,216	1,402	946	958
Subtotal	41,049	36,864	39,197	33,881	32,664
Eliminations / other	395	35	48	51	46

Combined NOI	$41,444	$36,899	$39,245	$33,932	$32,710

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$16,603	$16,024	$15,947	$15,554	$15,848
Northern Virginia	5,058	5,006	8,915	7,275	6,945
Northern/Central New Jersey	3,503	3,247	3,437	3,217	2,400
Greater Philadelphia	2,523	2,530	2,479	2,478	2,490
Greater Harrisburg	1,504	1,568	1,384	1,707	1,754
Suburban Maryland	814	996	879	783	915
Other	951	894	1,029	931	952

Total Office Properties	$30,956	$30,265	$34,070	$31,945	$31,304

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$17,190	$16,832	$16,699	$16,396	$16,848
Northern Virginia	6,655	6,684	10,239	7,628	7,311
Northern/Central New Jersey	3,515	3,309	3,423	3,193	2,396
Greater Philadelphia	2,461	2,468	2,467	2,467	2,479
Greater Harrisburg	1,489	1,582	1,409	1,500	1,760
Suburban Maryland	845	1,034	925	801	940
Other	1,031	895	1,024	946	958

Total Office Properties	$33,186	$32,804	$36,186	$32,931	$32,692

(1)   Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	Total Office

4th Quarter 2004 Average

Number of Buildings	69	9	12	4	16	3	3	116
Rentable Square Feet	4,965,252	1,599,130	746,856	960,349	672,301	377,523	348,638	9,670,049
Percent Occupied	95.41%	95.52%	92.68%	100.00%	84.01%	80.49%	93.47%	94.23%

3rd Quarter 2004 Average

Number of Buildings	69	9	12	4	16	3	3	116
Rentable Square Feet	4,964,770	1,599,130	746,856	960,349	672,367	377,082	348,656	9,669,210
Percent Occupied	95.12%	95.22%	93.13%	100.00%	83.40%	82.82%	85.60%	93.83%

2nd Quarter 2004 Average

Number of Buildings	69	9	12	4	16	3	3	116
Rentable Square Feet	4,964,675	1,599,132	746,856	960,349	672,264	377,077	339,050	9,659,403
Percent Occupied	93.43%	94.72%	90.59%	100.00%	86.19%	79.11%	92.09%	92.97%

1st Quarter 2004 Average

Number of Buildings	69	9	12	4	16	3	3	116
Rentable Square Feet	4,962,167	1,599,137	746,815	960,349	672,264	377,074	335,985	9,653,791
Percent Occupied	91.83%	94.30%	90.43%	100.00%	86.64%	78.58%	91.29%	92.05%

4th Quarter 2003 Average

Number of Buildings	69	9	12	4	16	3	3	116
Rentable Square Feet	4,960,775	1,599,137	746,744	960,349	672,264	377,074	335,985	9,652,328
Percent Occupied	90.84%	95.27%	90.85%	100.00%	88.13%	79.80%	90.59%	91.86%

(1)   Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)

2005	107	1,079,081	9.6%	$22,346	9.8%	$20.71
2006	84	1,154,855	10.3%	22,371	9.8%	19.37
2007	125	1,736,983	15.4%	33,691	14.7%	19.40
2008	83	1,117,449	9.9%	23,683	10.4%	21.19
2009	108	2,342,074	20.8%	37,835	16.5%	16.15
2010	44	1,152,059	10.2%	26,114	11.4%	22.67
2011	13	316,276	2.8%	6,526	2.9%	20.63
2012	13	558,163	5.0%	11,866	5.2%	21.26
2013	6	386,290	3.4%	10,956	4.8%	28.36
2014	13	657,116	5.8%	17,468	7.6%	26.58
2015	4	312,653	2.8%	7,876	3.4%	25.19
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	3	328,944	2.9%	7,204	3.1%	21.90

Other (3)	24	115,240	1.0%	867	0.4%	7.52

Total / Average	627	11,257,183	100.0%	$228,802	100.0%	$20.32

NOTE:  As of  December 31, 2004, the weighted average lease term is 4.9 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Annual Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	St. Mary’s & King George Counties	Other	Total Office

For Year Ended December 31, 2004:
Expiring Square Feet	597,595	81,754	200,097	198,827	28,466	87,187	132,381	1,326,307
Vacated Square Feet	188,475	10,349	12,781	34,715	14,572	25,444	92,426	378,762
Renewed Square Feet	409,120	71,405	187,316	164,112	13,894	61,743	39,955	947,545
Retention Rate (% based upon square feet)	68.46%	87.34%	93.61%	82.54%	48.81%	70.82%	30.18%	71.44%

Renewed Space Only:
Change in Base Rent - Straight-line	5.48%	15.07%	9.58%	-11.79%	1.73%	6.88%	7.30%	5.28%
Change in Total Rent - Straight-line	9.17%	-0.67%	7.57%	-9.20%	1.32%	6.73%	5.04%	4.85%

Change in Base Rent - Cash	1.21%	7.75%	4.65%	-17.92%	-6.49%	3.73%	1.84%	0.27%
Change in Total Rent - Cash	4.88%	-0.90%	3.11%	-14.24%	-6.66%	3.64%	-0.08%	0.89%

Average Capital Cost per Square Foot	$7.36	$13.93	$1.34	$3.10	$7.24	$1.90	$3.72	$5.42

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.18%	6.30%	8.01%	-8.66%	-6.62%	5.43%	17.59%	7.20%
Change in Total Rent - Straight-line	10.38%	-8.05%	5.55%	-7.86%	-7.70%	5.10%	9.77%	5.10%

Change in Base Rent - Cash	4.70%	4.13%	2.83%	-15.25%	-12.96%	2.47%	5.87%	2.16%
Change in Total Rent - Cash	6.10%	-10.30%	0.87%	-13.28%	-13.70%	2.19%	-0.68%	0.52%

Average Capital Cost per Square Foot	$10.97	$25.32	$6.10	$4.75	$11.90	$1.72	$20.80	$10.86

For Year Ended December 31, 2003:
Expiring Square Feet	707,582	162,196	68,535	160,441	77,754	n/a	23,088	1,199,596
Vacated Square Feet	189,544	8,101	27,012	25,140	35,454	n/a	5,844	291,095
Renewed Square Feet	518,038	154,095	41,523	135,301	42,300	n/a	17,244	908,501
Retention Rate (% based upon square feet)	73.21%	95.01%	60.59%	84.33%	54.40%	n/a	74.69%	75.73%

Renewed Space Only:
Change in Base Rent - Straight-line	6.21%	12.75%	5.89%	0.19%	10.78%	n/a	-0.60%	6.87%
Change in Total Rent - Straight-line	4.61%	8.80%	1.48%	0.23%	9.07%	n/a	-0.84%	5.05%

Change in Base Rent - Cash	-0.60%	-0.92%	2.08%	-2.91%	0.25%	n/a	-6.05%	-0.84%
Change in Total Rent - Cash	-1.58%	-0.65%	-1.93%	-2.28%	-0.19%	n/a	-6.26%	-1.48%

Average Capital Cost per Square Foot	$1.78	$7.27	$11.28	$3.52	$5.17	n/a	$8.14	$3.68

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.92%	-0.91%	6.69%	-2.19%	1.54%	n/a	-2.98%	5.71%
Change in Total Rent - Straight-line	7.37%	-3.08%	2.86%	-1.79%	0.37%	n/a	-2.11%	3.40%

Change in Base Rent - Cash	3.32%	-9.86%	3.00%	-5.22%	-7.98%	n/a	-6.34%	-1.01%
Change in Total Rent - Cash	1.36%	-10.12%	-0.46%	-4.28%	-8.13%	n/a	-5.20%	-2.48%

Average Capital Cost per Square Foot	$7.23	$5.35	$13.35	$4.33	$8.81	n/a	$7.27	$6.90

For Year Ended December 31, 2002:
Expiring Square Feet	994,831	—	91,685	243,050	n/a	n/a	n/a	1,275,566
Vacated Square Feet	323,179	—	49,221	58,452	n/a	n/a	n/a	430,852
Renewed Square Feet	617,652	—	42,464	184,598	n/a	n/a	n/a	844,714
Retention Rate (% based upon square feet)	65.65%	0.00%	46.32%	75.95%	n/a	n/a	n/a	66.22%

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	8.56%	29.72%	11.43%	3.73%	n/a	n/a	n/a	8.52%
Change in Total Rent - Straight-line	7.64%	29.72%	5.49%	-2.73%	n/a	n/a	n/a	6.46%

Change in Base Rent - Cash	5.12%	30.11%	9.41%	0.18%	n/a	n/a	n/a	5.22%
Change in Total Rent - Cash	4.53%	30.11%	3.69%	-5.60%	n/a	n/a	n/a	3.50%

Average Capital Cost per Square Foot	$5.13	$0.09	$14.22	$1.60	n/a	n/a	n/a	$5.02

Notes:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

The Suburban Maryland and Other submarkets were not segregated until January 1, 2003.  Prior to 2003, they were included in the Baltimore/Washington Corridor submarket.

The St. Mary’s and King George Counties submarket was nonexistent until 2004.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	St. Mary’s & King George Counties	Other	Total Office

Quarter Ended December 31, 2004:

Expiring Square Feet	201,187	39,087	—	33,018	3,025	43,634	9,889	329,840
Vacated Square Feet	138,517	—	—	—	1,735	—	5,045	145,297
Renewed Square Feet	62,670	39,087	—	33,018	1,290	43,634	4,844	184,543
Retention Rate (% based upon square feet)	31.15%	100.00%	0.00%	100.00%	42.64%	100.00%	48.98%	55.95%

Renewed Space Only:
Change in Base Rent - Straight-line	-11.31%	22.98%	0.00%	3.47%	0.00%	4.24%	3.37%	1.38%
Change in Total Rent - Straight-line	12.93%	-4.75%	0.00%	4.49%	0.00%	4.12%	3.34%	4.52%

Change in Base Rent - Cash	0.93%	15.29%	0.00%	1.91%	0.00%	2.00%	-0.02%	4.38%
Change in Total Rent - Cash	23.85%	-1.02%	0.00%	3.34%	0.00%	1.94%	-0.02%	11.23%

Average Capital Cost per Square Foot	$6.04	$23.38	$—	$2.12	$1.21	$1.41	$2.25	$7.78

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	4.37%	15.31%	-6.66%	4.32%	0.00%	2.96%	5.64%	6.83%
Change in Total Rent - Straight-line	21.34%	-9.44%	-8.22%	5.05%	0.00%	2.60%	4.49%	5.61%

Change in Base Rent - Cash	5.55%	15.01%	-11.11%	2.56%	0.00%	0.75%	-3.30%	5.73%
Change in Total Rent - Cash	21.07%	-11.11%	-12.42%	3.75%	0.00%	0.43%	-4.29%	4.60%

Average Capital Cost per Square Foot	$11.52	$38.43	$11.03	$2.18	$1.21	$1.27	$19.03	$15.76

Quarter Ended September 30, 2004:

Expiring Square Feet	108,610	26,441	24,881	42,553	7,536	40,044	6,673	256,738
Vacated Square Feet	23,126	—	2,950	6,900	—	25,444	—	58,420
Renewed Square Feet	85,484	26,441	21,931	35,653	7,536	14,600	6,673	198,318
Retention Rate (% based upon square feet)	78.71%	100.00%	88.14%	83.78%	100.00%	36.46%	100.00%	77.25%

Renewed Space Only:
Change in Base Rent - Straight-line	9.37%	5.14%	0.08%	-12.80%	4.91%	16.41%	5.30%	4.01%
Change in Total Rent - Straight-line	12.64%	3.95%	-4.01%	-10.42%	4.08%	16.41%	3.29%	4.90%

Change in Base Rent - Cash	1.68%	-1.32%	-1.06%	-19.86%	-2.32%	9.63%	-1.65%	-2.39%
Change in Total Rent - Cash	6.75%	-1.02%	-5.05%	-16.32%	-2.82%	9.63%	-3.45%	-0.39%

Average Capital Cost per Square Foot	$0.91	$2.71	$7.12	$1.06	$11.95	$3.40	$2.36	$2.52

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	19.69%	-0.09%	3.64%	-5.55%	-9.96%	16.41%	2.82%	9.50%
Change in Total Rent - Straight-line	15.37%	-0.41%	-1.90%	-7.52%	-10.53%	16.41%	1.39%	6.37%

Change in Base Rent - Cash	12.30%	-5.90%	2.39%	-13.89%	-14.81%	9.63%	-4.68%	2.98%
Change in Total Rent - Cash	9.17%	-5.18%	-3.02%	-14.34%	-15.05%	9.63%	-5.94%	0.83%

Average Capital Cost per Square Foot	$11.39	$8.60	$8.96	$7.16	$13.03	$3.40	$4.49	$10.15

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

The Southern Maryland submarket has been renamed the St. Mary’s and King George Counties submarket.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	St. Mary’s & King George Counties	Other	Total Office

Quarter Ended June 30, 2004:

Expiring Square Feet	259,151	9,996	12,808	15,495	1,027	3,509	108,677	410,663
Vacated Square Feet	10,214	4,119	6,154	15,495	1,027	—	85,981	122,990
Renewed Square Feet	248,937	5,877	6,654	—	—	3,509	22,696	287,673
Retention Rate (% based upon square feet)	96.06%	58.79%	51.95%	0.00%	0.00%	100.00%	20.88%	70.05%

Renewed Space Only:
Change in Base Rent - Straight-line	10.12%	7.97%	7.36%	0.00%	0.00%	4.57%	9.29%	9.88%
Change in Total Rent - Straight-line	6.91%	7.24%	5.70%	0.00%	0.00%	4.38%	6.00%	6.77%

Change in Base Rent - Cash	1.14%	1.02%	4.67%	0.00%	0.00%	3.01%	4.60%	1.54%
Change in Total Rent - Cash	-1.62%	0.49%	3.81%	0.00%	0.00%	2.89%	1.66%	-1.08%

Average Capital Cost per Square Foot	$10.26	$1.52	$7.76	$—	$—	$1.65	$4.63	$9.47

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.09%	-11.13%	5.04%	-1.83%	0.93%	4.57%	38.89%	9.71%
Change in Total Rent - Straight-line	5.39%	-11.04%	2.48%	-2.50%	-2.07%	4.38%	23.40%	5.58%

Change in Base Rent - Cash	0.15%	-10.94%	-2.31%	-6.36%	-8.19%	3.01%	18.81%	0.77%
Change in Total Rent - Cash	-3.01%	-10.85%	-3.68%	-6.41%	-10.80%	2.89%	7.21%	-2.65%

Average Capital Cost per Square Foot	$10.08	$3.05	$26.08	$2.11	$16.13	$1.65	$15.44	$11.59

Quarter Ended March 31, 2004:

Expiring Square Feet	28,647	6,230	162,408	107,761	16,878	—	7,142	329,066
Vacated Square Feet	16,618	6,230	3,677	12,320	11,810	—	1,400	52,055
Renewed Square Feet	12,029	—	158,731	95,441	5,068	—	5,742	277,011
Retention Rate (% based upon square feet)	41.99%	0.00%	97.74%	88.57%	30.03%	0.00%	80.40%	84.18%

Renewed Space Only:
Change in Base Rent - Straight-line	10.32%	0.00%	11.14%	-15.10%	-3.34%	n/a	5.30%	3.52%
Change in Total Rent - Straight-line	16.08%	0.00%	9.40%	-12.44%	-3.34%	n/a	4.77%	2.84%

Change in Base Rent - Cash	3.09%	0.00%	5.53%	-21.90%	-14.73%	n/a	-3.34%	-2.70%
Change in Total Rent - Cash	9.41%	0.00%	4.28%	-18.12%	-14.73%	n/a	-3.01%	-2.68%

Average Capital Cost per Square Foot	$—	$—	$0.27	$4.21	$1.77	$—	$2.93	$1.70

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	2.95%	-35.90%	10.82%	-15.10%	-3.34%	n/a	13.01%	3.26%
Change in Total Rent - Straight-line	5.58%	-39.10%	8.90%	-12.44%	-3.34%	n/a	2.99%	3.06%

Change in Base Rent - Cash	3.87%	-35.90%	5.26%	-21.90%	-14.73%	n/a	4.37%	-0.13%
Change in Total Rent - Cash	6.56%	-39.10%	3.84%	-18.12%	-14.73%	n/a	-4.63%	-0.02%

Average Capital Cost per Square Foot	$11.47	$0.76	$0.33	$4.21	$1.77	$—	$33.77	$7.75

Quarter Ended December 31, 2003:

Expiring Square Feet	150,726	843	12,018	94,695	36,622	—	8,247	303,151
Vacated Square Feet	5,140	843	—	20,247	6,466	—	3,572	36,268
Renewed Square Feet	145,586	—	12,018	74,448	30,156	—	4,675	266,883
Retention Rate (% based upon square feet)	96.59%	0.00%	100.00%	78.62%	82.34%	0.00%	56.69%	88.04%

Renewed Space Only:
Change in Base Rent - Straight-line	10.21%	0.00%	-4.60%	2.54%	16.95%	n/a	1.50%	8.34%
Change in Total Rent - Straight-line	6.88%	0.00%	-9.54%	2.26%	14.19%	n/a	0.46%	5.55%

Change in Base Rent - Cash	2.00%	0.00%	-4.86%	0.97%	2.68%	n/a	-1.55%	1.44%
Change in Total Rent - Cash	-0.58%	0.00%	-9.88%	0.99%	2.27%	n/a	-2.56%	-0.53%

Average Capital Cost per Square Foot	$1.70	$—	$6.91	$2.37	$5.64	$—	$4.10	$2.61

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.80%	-14.39%	-4.60%	1.31%	1.46%	n/a	-2.62%	1.05%
Change in Total Rent - Straight-line	6.52%	-15.51%	-9.54%	2.44%	0.94%	n/a	-2.20%	-0.44%

Change in Base Rent - Cash	3.29%	-18.11%	-4.86%	-0.41%	-9.75%	n/a	-5.55%	-3.99%
Change in Total Rent - Cash	0.54%	-19.22%	-9.88%	1.03%	-8.85%	n/a	-4.90%	-5.07%

Average Capital Cost per Square Foot	$5.37	$2.56	$6.91	$2.86	$9.75	$—	$6.49	$5.18

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

The Southern Maryland submarket has been renamed the St. Mary’s and King George Counties submarket.

Year to Date Acquisition Summary as of December 31, 2004

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (1)

Individual Property:

400 Professional Drive	Gaithersburg	3/5/2004	129,030	90.0%	$22,400	$23,196
22309 Exploration Drive	St. Mary’s County	3/24/2004	98,860	100.0%	13,100	13,500
22299 Exploration Drive	St. Mary’s County	3/24/2004	58,509	80.4%	7,825	7,847
22289 Exploration Drive	St. Mary’s County	3/24/2004	60,811	96.2%	7,875	7,897
46579 Expedition Drive	St. Mary’s County	3/24/2004	61,156	82.5%	7,825	7,847
23535 Cottonwood Parkway	St. Mary’s County	3/24/2004	46,656	100.0%	4,000	4,011
44408 Pecan Court	St. Mary’s County	3/24/2004	50,532	100.0%	4,350	4,362
44414 Pecan Court	St. Mary’s County	3/24/2004	25,444	100.0%	2,125	2,131
44417 Pecan Court	St. Mary’s County	3/24/2004	29,053	100.0%	2,500	2,507
10150 York Road	No. Baltimore County	4/15/2004	176,689	77.4%	16,450	15,393
44425 Pecan Court	St. Mary’s County	5/5/2004	59,055	88.4%	7,400	7,743
1751 Pinnacle Drive	Tysons Corner	9/23/2004	258,465	92.8%	61,274	59,528
1753 Pinnacle Drive	Tysons Corner	9/23/2004	181,637	83.3%	51,226	46,924
14280 Park Meadow Drive	Dulles South	9/29/2004	114,126	100.0%	21,650	22,903
22300 Exploration Drive	St. Mary’s County	11/9/2004	44,830	100.0%	6,250	6,552
44420 Pecan Court	St. Mary’s County	11/9/2004	25,200	100.0%	1,764	1,877
16539 Commerce Drive	King George County	12/21/2004	32,076	100.0%	3,642	3,787
16541 Commerce Drive	King George County	12/21/2004	36,053	100.0%	4,093	4,256
16442 Commerce Drive	King George County	12/21/2004	25,518	100.0%	3,440	3,512
16501 Commerce Drive	King George County	12/21/2004	22,860	100.0%	2,920	2,981
16543 Commerce Drive	King George County	12/21/2004	17,370	100.0%	2,440	2,491
16480 Commerce Drive	King George County	12/28/2004	70,728	100.0%	9,750	10,203
Total			1,624,658	91.8%	$264,299	$261,448

(1)          Initial accounting investment recorded by property as of December 31, 2004 for asset purchase.  These amounts may differ from the contractual purchase prices due to SFAS 141 adjustments.

Development Summary as of December 31,2004

(Dollars in thousands)

Property and Location	Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 12/31/2004	Anticipated Date of Operations

Under Construction

2691 Technology Drive (191 NBP)	BWI Airport	Owned	103,683	100.00%	$20,249	$15,249	$9,606	Construction
Annapolis Junction, Maryland (1)								3Q 05

318 Carina Road (318 NBP)	BWI Airport	Owned	125,847	0.00%	21,925	15,537	9,811	Construction
Annapolis Junction, Maryland (2)								4Q 05

8621 Robert Fulton Drive (Phase I)	Howard Co.	JV	82,000	79.44%	12,720	3,243	—	Construction
Columbia, Maryland	Perimeter							4Q 05

304 Carina Road (304 NBP)	BWI Airport	Owned	162,498	100.00%	28,960	12,476	3,914	Construction
Annapolis Junction, Maryland (3)								1Q 06

46591 Expedition Drive (Expedition 6)	St. Mary’s	Owned	60,000	0.00%	7,792	3,503	—	Construction
Lexington Park, Maryland	County							1Q 06

15010 Conference Center Drive (WTP II)	Dulles South	Owned	213,091	0.00%	38,351	12,094	—	Construction
Chantilly, Virginia								2Q 06

306 Carina Road (306 NBP)	BWI Airport	Owned	160,000	0.00%	27,598	6,475	—	Construction
Annapolis Junction, Maryland								3Q 06

Total Under Construction			907,119	36.52%	$157,595	$68,577	$23,331

(1)   Total loan commitment is $16.6 million.

(2)   Total loan commitment is $19.3 million.

(3)   Total loan commitment is $27.1 million.

Under Development

322 Carina Road (322 NBP)	BWI Airport	Owned	125,847	0.00%	$21,781	$4,460	$—	Development
Annapolis Junction, Maryland								2Q 06

6711 Columbia Gateway Drive	Howard Co.	Owned	125,000	0.00%	24,495	7,128	—	Development
Columbia, Maryland	Perimeter							3Q 06

320 Carina Road (320 NBP)	BWI Airport	Owned	125,760	0.00%	22,370	3,289	—	Development
Annapolis Junction, Maryland								4Q 06

302 Carina Road (302 NBP)	BWI Airport	Owned	160,000	0.00%	30,547	4,041	—	Development
Annapolis Junction, Maryland								2007

Total Under Development			536,607	0.00%	$99,193	$18,918	$—

Development Placed into Service for the Year Ended December 31, 2004

Property and Location	Wholly Owned or Joint Venture (JV)	Total Square Feet	Year 2004 Development Square Feet Placed into Service	Percentage Leased of Total Square Feet as of 12/31/04

4230 Forbes Boulevard, Lanham, MD	JV	55,867	55,867	47.98%
2720 Technology Drive, Annapolis Junction, MD (1)	Owned	156,730	156,730	100.00%
4851 Stonecroft Boulevard, Chantilly, VA	Owned	88,094	88,094	100.00%

TOTAL/AVERAGE		300,691	300,691	90.33%

(1)          At the time that this development property was placed into service, it was still considered a joint venture property.

On September 11, 2004, we purchased the remaining joint venture interest.

Land Inventory as of December 31, 2004

Location	Submarket	Owned or JV	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	17	387,000
Westfields Corporate Center	Dulles South	owned	32	674,000
Woodland Park	Herndon	owned	5	225,000
Total Northern Virginia			54	1,286,000

National Business Park	BWI Airport	owned	34	500,000
Columbia Gateway Exchange III	Howard Co. Perimeter	leased	4	125,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14	215,000
Columbia Gateway Parcel N-10	Howard Co. Perimeter	JV	4	49,400
Columbia Gateway Parcel N-11	Howard Co. Perimeter	owned	3	28,500
MOR Montpelier 3	Howard Co. Perimeter	JV	2	19,000
Total Baltimore / Washington Corridor			61	936,900

Unisys Campus	Blue Bell	owned	45	600,000
Unisys Campus	Blue Bell	option	27	354,000
Total Greater Philadelphia			72	954,000

Princeton Technology Center	Exit 8A - Cranbury	owned	19	250,000
Total Northern / Central New Jersey			19	250,000

Expedition Park	St. Mary’s	owned	6	60,000
Total St. Mary’s County			6	60,000

Commerce Court	Commerce Park	option	6	68,000
Total Harrisburg			6	68,000

TOTAL			218	3,554,900

This land inventory schedule excludes all properties listed as under construction or under development as detailed on page 35.

Joint Venture Summary as of December 31, 2004

(Dollars in thousands)

Consolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets	Consolidated Debt as of 12/31/04	Recourse to COPT	Option to Acquire Partner’s Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,867	5 acres	$4,637	$3,631	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	947	—	N/A	Yes

8621 Robert Fulton Drive Columbia, Maryland	80%	Development	82,000	12 acres	4,510	—	N/A	Yes

TOTAL					$10,094	$3,631

Unconsolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 12/31/04	Recourse to COPT	Option to Acquire Partner’s Interest

695 Route 46 Wayne, New Jersey	20%	Operating	157,394	13 acres	$1,201	$14,059	No	No

TOTAL					$1,201	$14,059

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Total Assets or Denominator for Debt to Total Assets	$1,732,026	$1,650,726	$1,490,701	$1,432,010	$1,332,076
Accumulated depreciation	141,716	131,018	121,630	110,155	103,070
Intangible assets on real estate acquisitions, net	67,560	67,083	53,874	55,577	55,692
Assets other than assets included in investment in real estate	(187,525)	(163,557)	(161,591)	(145,229)	(142,818)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$1,753,777	$1,685,270	$1,504,614	$1,452,513	$1,348,020

GAAP Revenues from Real Estate Operations	$58,613	$53,097	$53,892	$48,971	$46,579
Revenues from discontinued operations	—	—	—	—	—
Other income/(expense)	1	(1)	—	—	—
Combined Real Estate Revenues	$58,614	$53,096	$53,892	$48,971	$46,579

GAAP Property Operating	$17,170	$16,197	$14,647	$15,039	$13,869
Property operating from discontinued operations	—	—	—	—	—
Combined Property Operating Expenses from Real Estate Operations	$17,170	$16,197	$14,647	$15,039	$13,869

GAAP Revenues from Real Estate Operations	$58,613	$53,097	$53,892	$48,971	$46,579
Property operating	(17,170)	(16,197)	(14,647)	(15,039)	(13,869)
Revenues from discontinued operations	—	—	—	—	—
Property operating from discontinued operations	—	—	—	—	—
Other revenue	1	(1)	—	—	—
Combined Net Operating Income	$41,444	$36,899	$39,245	$33,932	$32,710

GAAP Net Operating Income for Same Office Properties	$33,186	$32,804	$36,186	$32,931	$32,692
Less: Straight-line rent	(1,998)	(2,271)	(1,851)	(674)	(1,036)
Less: Accretion of intangible assets and liabilities classified as revenues	(232)	(268)	(265)	(312)	(352)
Cash Net Operating Income for Same Office Properties	$30,956	$30,265	$34,070	$31,945	$31,304

Depreciation and amortization	$13,859	$11,802	$15,884	$10,359	$10,387
Depreciation of furniture, fixtures and equipment	(234)	(101)	(99)	(98)	(96)
Depreciation and amortization from discontinued operations	(1)	(1)	—	—	—
Combined real estate related depreciation and other amortization	$13,624	$11,700	$15,785	$10,261	$10,291

Total tenant improvements on operating properties	$3,455	$3,924	$4,420	$2,268	$2,306
Total capital improvements on operating properties	4,121	3,669	1,723	836	1,677
Total leasing costs incurred for operating properties	2,761	2,598	5,793	566	1,197
Less: Nonrecurring tenant improvements on operating properties	(772)	(1,454)	(1,655)	(112)	(936)
Less: Nonrecurring capital improvements on operating properties	(2,834)	(2,920)	(841)	(505)	(476)
Less: Nonrecurring leasing costs incurred for operating properties	(2,036)	(1,138)	(4,443)	(30)	(51)
Add: Recurring improvements on operating properties held through joint ventures	—	—	—	—	(3)
Recurring capital improvements	$4,695	$4,679	$4,997	$3,023	$3,714

Reconciliations of Non GAAP Measurements (continued)

	2004				2003
	December 31	September 30	June 30	March 31	December 31

Interest expense from continuing operations	$12,648	$10,839	$10,514	$10,262	$10,471
Interest expense from discontinued operations	—	—	—	—	—
Combined interest expense or denominator for interest coverage	$12,648	$10,839	$10,514	$10,262	$10,471
Scheduled principal amortization	6,093	5,775	5,271	6,618	2,667
Denominator for Debt Service Coverage	$18,741	$16,614	$15,785	$16,880	$13,138
Scheduled principal amortization	(6,093)	(5,775)	(5,271)	(6,618)	(2,667)
Preferred dividends - redeemable non-convertible	3,654	3,784	4,435	4,435	3,643
Preferred dividends - redeemable convertible	—	—	—	21	136
Preferred distributions	165	14	—	—	—
Denominator for Fixed Charge Coverage	$16,467	$14,637	$14,949	$14,718	$14,250

Common dividends for Earnings Payout Ratio	$9,288	$9,235	$7,878	$7,178	$6,807
Common distributions	2,179	2,202	2,057	2,074	2,084
Restricted shares	98	—	—	—	—
Convertible preferred dividends	—	—	—	21	136
Dividends and distributions for FFO and AFFO Payout Ratio	$11,565	$11,437	$9,935	$9,273	$9,027